EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement

Financial Information
as of December 31, 2018

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch Capital”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital.

Contacts
Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archcapservices.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2017 is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford Re”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, 100% of the results of Watford Re are included in the Company’s consolidated financial statements. The portion of Watford Re’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford Re’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford Re.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended			Years Ended
	December 31,			December 31,
	2018	2017	Change	2018	2017	Change
Underwriting results:
Gross premiums written	$1,599,085	$1,391,247	14.9%	$6,534,423	$6,088,254	7.3%
Net premiums written	1,169,394	995,714	17.4%	4,742,572	4,408,256	7.6%
Net premiums earned	1,222,462	1,094,409	11.7%	4,653,113	4,312,805	7.9%
Underwriting income (2)	188,986	206,012	(8.3)%	897,116	510,824	75.6%

Loss ratio	57.1%	51.4%	5.7	52.6%	58.7%	(6.1)
Acquisition expense ratio	14.6%	16.3%	(1.7)	14.6%	15.0%	(0.4)
Other operating expense ratio	12.7%	14.8%	(2.1)	13.8%	15.1%	(1.3)
Combined ratio	84.4%	82.5%	1.9	81.0%	88.8%	(7.8)

Net investment income	$115,626	$99,613	16.1%	$437,958	$382,072	14.6%
Per diluted share	$0.28	$0.24	16.7%	$1.06	$0.91	16.5%

Net income available to Arch common shareholders	$126,091	$203,535	(38.0)%	$713,616	$566,502	26.0%
Per diluted share	$0.31	$0.49	(36.7)%	$1.73	$1.36	27.2%

After-tax operating income available to Arch common shareholders (2)	$189,171	$187,404	0.9%	$909,190	$447,155	103.3%
Per diluted share	$0.46	$0.45	2.2%	$2.20	$1.07	105.6%

Comprehensive income available to Arch	$178,817	$203,002	(11.9)%	$611,003	$851,863	(28.3)%

Net cash provided by operating activities	$383,622	$(30,190)	n/m	$1,331,278	$809,593	64.4%

Weighted average common shares and common share equivalents outstanding — diluted	410,112,097	418,735,890	(2.1)%	412,906,478	417,785,025	(1.2)%

Financial measures:
Change in book value per common share during period	1.7%	2.2%	(0.5)	6.0%	10.4%	(4.4)

Annualized return on average common equity	5.9%	9.9%	(4.0)	8.4%	7.2%	1.2
Annualized operating return on average common equity (2)	8.8%	9.1%	(0.3)	10.7%	5.7%	5.0

Total return on investments (3)
Including effects of foreign exchange	0.51%	0.79%	-28 bps	0.33%	5.87%	-554 bps
Excluding effects of foreign exchange	0.83%	0.71%	12 bps	1.13%	4.98%	-385 bps

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.

(3)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Revenues
Net premiums written	$1,301,754	$1,333,553	$1,298,896	$1,412,544	$1,111,015	$5,346,747	$4,961,373
Change in unearned premiums	67,681	(42,675)	37,867	(177,645)	113,740	(114,772)	(116,841)
Net premiums earned	1,369,435	1,290,878	1,336,763	1,234,899	1,224,755	5,231,975	4,844,532
Net investment income	157,217	144,024	135,668	126,724	125,415	563,633	470,872
Net realized gains (losses)	(166,030)	(51,705)	(76,611)	(110,998)	26,978	(405,344)	149,141
Net impairment losses recognized in earnings	(1,705)	(492)	(470)	(162)	(1,723)	(2,829)	(7,138)
Other underwriting income	27	5,823	3,874	5,349	14,734	15,073	30,253
Equity in net income (loss) of investment funds accounted for using the equity method	(6,882)	15,982	8,472	28,069	30,402	45,641	142,286
Other income (loss)	(42)	(726)	3,113	74	547	2,419	(2,571)
Total revenues	1,352,020	1,403,784	1,410,809	1,283,955	1,421,108	5,450,568	5,627,375

Expenses
Losses and loss adjustment expenses	(827,673)	(699,420)	(726,153)	(636,860)	(678,875)	(2,890,106)	(2,967,446)
Acquisition expenses	(209,319)	(201,602)	(202,838)	(191,376)	(208,879)	(805,135)	(775,458)
Other operating expenses	(165,515)	(161,098)	(176,181)	(175,015)	(169,624)	(677,809)	(684,451)
Corporate expenses	(26,835)	(14,335)	(22,512)	(15,312)	(13,986)	(78,994)	(83,752)
Amortization of intangible assets	(26,147)	(26,315)	(26,472)	(26,736)	(31,836)	(105,670)	(125,778)
Interest expense	(29,774)	(29,730)	(30,344)	(30,636)	(30,496)	(120,484)	(117,431)
Net foreign exchange gains (losses)	24,579	10,838	53,706	(19,721)	(28,807)	69,402	(115,782)
Total expenses	(1,260,684)	(1,121,662)	(1,130,794)	(1,095,656)	(1,162,503)	(4,608,796)	(4,870,098)

Income before income taxes	91,336	282,122	280,015	188,299	258,605	841,772	757,277
Income tax expense	(35,012)	(33,356)	(23,668)	(21,915)	(56,813)	(113,951)	(127,568)
Net income	56,324	248,766	256,347	166,384	201,792	727,821	629,709
Net (income) loss attributable to noncontrolling interests	80,170	(21,358)	(12,701)	(15,961)	12,848	30,150	(10,431)
Net income attributable to Arch	136,494	227,408	243,646	150,423	214,640	757,971	619,278
Preferred dividends	(10,403)	(10,402)	(10,403)	(10,437)	(11,105)	(41,645)	(46,041)
Loss on redemption of preferred shares	—	—	—	(2,710)	—	(2,710)	(6,735)
Net income available to Arch common shareholders	$126,091	$217,006	$233,243	$137,276	$203,535	$713,616	$566,502

Comprehensive income available to Arch	$178,817	$200,524	$183,500	$48,162	$203,002	$611,003	$851,863

Net income per common share and common share equivalent
Basic	$0.31	$0.54	$0.58	$0.34	$0.50	$1.76	$1.40
Diluted	$0.31	$0.53	$0.56	$0.33	$0.49	$1.73	$1.36

Weighted average common shares and common share equivalents outstanding
Basic	402,185,557	402,939,092	404,800,421	407,539,728	406,280,748	404,347,621	404,138,364
Diluted	410,112,097	411,721,214	413,111,205	417,893,802	418,735,890	412,906,478	417,785,025

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
Assets
Investments:
Fixed maturities available for sale, at fair value	$14,699,010	$14,331,641	$14,128,989	$14,348,941	$13,876,003
Short-term investments available for sale, at fair value	955,880	961,799	1,096,798	967,389	1,469,042
Collateral received under securities lending, at fair value	274,133	306,893	236,956	367,043	476,615
Equity securities, at fair value	338,899	444,118	534,482	543,650	495,804
Other investments available for sale, at fair value	—	—	—	—	264,989
Investments accounted for using the fair value option	3,983,571	4,097,735	4,111,611	4,119,139	4,216,237
Investments accounted for using the equity method	1,493,791	1,524,242	1,428,582	1,394,548	1,041,322
Total investments	21,745,284	21,666,428	21,537,418	21,740,710	21,840,012
Cash	646,556	651,037	526,628	680,891	606,199
Accrued investment income	114,641	106,543	114,307	106,114	113,133
Securities pledged under securities lending, at fair value	268,395	299,409	230,064	358,152	464,917
Premiums receivable	1,299,150	1,307,466	1,351,310	1,375,080	1,135,249
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	2,919,372	2,749,785	2,727,303	2,510,119	2,540,143
Contractholder receivables	2,079,111	2,067,268	2,044,322	2,002,469	1,978,414
Ceded unearned premiums	975,469	1,011,850	1,014,663	996,772	926,611
Deferred acquisition costs	569,574	572,987	569,817	596,264	535,824
Receivable for securities sold	36,246	278,753	143,809	217,224	205,536
Goodwill and intangible assets	634,920	566,662	593,008	626,004	652,611
Other assets	929,611	974,346	1,000,471	922,156	1,053,009
Total assets	$32,218,329	$32,252,534	$31,853,120	$32,131,955	$32,051,658

Liabilities
Reserve for losses and loss adjustment expenses	$11,853,297	$11,554,321	$11,424,337	$11,496,205	$11,383,792
Unearned premiums	3,753,636	3,868,379	3,833,540	3,885,297	3,622,314
Reinsurance balances payable	393,107	404,936	411,082	379,728	323,496
Contractholder payables	2,079,111	2,067,268	2,044,322	2,002,469	1,978,414
Collateral held for insured obligations	236,630	249,723	257,396	253,709	240,183
Senior notes	1,733,528	1,733,364	1,733,211	1,733,043	1,732,884
Revolving credit agreement borrowings	455,682	554,756	572,289	755,294	816,132
Securities lending payable	274,125	306,886	236,948	367,034	476,605
Payable for securities purchased	90,034	255,427	356,583	282,731	449,186
Other liabilities	911,500	819,373	752,399	765,948	782,717
Total liabilities	21,780,650	21,814,433	21,622,107	21,921,458	21,805,723

Redeemable noncontrolling interests	206,292	206,199	206,105	206,013	205,922

Shareholders’ equity
Non-cumulative preferred shares	780,000	780,000	780,000	780,000	872,555
Convertible non-voting common equivalent preferred shares	—	—	—	—	489,627
Common shares	634	633	633	630	611
Additional paid-in capital	1,793,781	1,775,499	1,760,606	1,737,978	1,230,617
Retained earnings	9,426,299	9,300,208	9,083,202	8,849,959	8,562,889
Accumulated other comprehensive income (loss), net of deferred income tax	(178,720)	(221,041)	(194,157)	(134,009)	118,044
Common shares held in treasury, at cost	(2,382,167)	(2,280,151)	(2,266,529)	(2,084,186)	(2,077,741)
Total shareholders’ equity available to Arch	9,439,827	9,355,148	9,163,755	9,150,372	9,196,602
Non-redeemable noncontrolling interests	791,560	876,754	861,153	854,112	843,411
Total shareholders’ equity	10,231,387	10,231,902	10,024,908	10,004,484	10,040,013
Total liabilities, noncontrolling interests and shareholders’ equity	$32,218,329	$32,252,534	$31,853,120	$32,131,955	$32,051,658

Common shares and common share equivalents outstanding, net of treasury shares	402,454,834	405,524,360	405,436,637	410,047,266	409,956,417
Book value per common share (1)	$21.52	$21.15	$20.68	$20.41	$20.30

(1)	Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Non-cumulative preferred shares
Balance at beginning of period	$780,000	$780,000	$780,000	$872,555	$772,555	$872,555	$772,555
Preferred shares issued	—	—	—	—	100,000	—	330,000
Preferred shares redeemed	—	—	—	(92,555)	—	(92,555)	(230,000)
Balance at end of period	$780,000	$780,000	$780,000	$780,000	$872,555	$780,000	$872,555

Convertible non-voting common equivalent preferred shares
Balance at beginning of period	—	—	—	489,627	489,627	489,627	1,101,304
Preferred shares converted to common shares	—	—	—	(489,627)	—	(489,627)	(611,677)
Balance at end of period	—	—	—	—	489,627	—	489,627

Common shares
Balance at beginning of period	633	633	630	611	610	611	582
Common shares issued, net	1	—	3	19	1	23	29
Balance at end of period	634	633	633	630	611	634	611

Additional paid-in capital
Balance at beginning of period	1,775,499	1,760,606	1,737,978	1,230,617	1,212,960	1,230,617	531,687
Preferred shares converted to common shares	—	—	—	489,608	—	489,608	611,653
Issue costs on preferred shares	—	—	—	—	(2,360)	—	(10,306)
Reversal of original issue costs on redeemed preferred shares	—	—	—	2,710	—	2,710	6,735
All other	18,282	14,893	22,628	15,043	20,017	70,846	90,848
Balance at end of period	1,793,781	1,775,499	1,760,606	1,737,978	1,230,617	1,793,781	1,230,617

Retained earnings
Balance at beginning of period	9,300,208	9,083,202	8,849,959	8,562,889	8,359,354	8,562,889	7,996,701
Cumulative effect of an accounting change	—	—	—	149,794	—	149,794	(314)
Balance at beginning of period, as adjusted	9,300,208	9,083,202	8,849,959	8,712,683	8,359,354	8,712,683	7,996,387
Net income	56,324	248,766	256,347	166,384	201,792	727,821	629,709
Amounts attributable to noncontrolling interests	80,170	(21,358)	(12,701)	(15,961)	12,848	30,150	(10,431)
Preferred share dividends	(10,403)	(10,402)	(10,403)	(10,437)	(11,105)	(41,645)	(46,041)
Loss on redemption of preferred shares	—	—	—	(2,710)	—	(2,710)	(6,735)
Balance at end of period	9,426,299	9,300,208	9,083,202	8,849,959	8,562,889	9,426,299	8,562,889

Accumulated other comprehensive income (loss)
Balance at beginning of period	(221,041)	(194,157)	(134,009)	118,044	129,682	118,044	(114,541)
Cumulative effect of an accounting change	—	—	—	(149,794)	—	(149,794)	—
Change in unrealized appreciation (decline) in value of available-for-sale investments, net of deferred income tax	58,042	(28,867)	(47,115)	(103,844)	(29,002)	(121,784)	185,041
Change in foreign currency translation adjustments	(15,721)	1,983	(13,033)	1,585	17,364	(25,186)	47,544
Balance at end of period	(178,720)	(221,041)	(194,157)	(134,009)	118,044	(178,720)	118,044

Common shares held in treasury, at cost
Balance at beginning of period	(2,280,151)	(2,266,529)	(2,084,186)	(2,077,741)	(2,053,644)	(2,077,741)	(2,034,570)
Shares repurchased for treasury	(102,016)	(13,622)	(182,343)	(6,445)	(24,097)	(304,426)	(43,171)
Balance at end of period	(2,382,167)	(2,280,151)	(2,266,529)	(2,084,186)	(2,077,741)	(2,382,167)	(2,077,741)

Total shareholders’ equity available to Arch	9,439,827	9,355,148	9,163,755	9,150,372	9,196,602	9,439,827	9,196,602
Non-redeemable noncontrolling interests	791,560	876,754	861,153	854,112	843,411	791,560	843,411
Total shareholders’ equity	$10,231,387	$10,231,902	$10,024,908	$10,004,484	$10,040,013	$10,231,387	$10,040,013

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Operating Activities
Net income	$56,324	$248,766	$256,347	$166,384	$201,792	$727,821	$629,709
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	162,793	47,315	75,447	101,995	(32,573)	387,550	(174,517)
Net impairment losses included in earnings	1,705	492	470	162	1,723	2,829	7,138
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	30,337	19,900	5,840	(19,383)	(15,756)	36,694	(79,540)
Amortization of intangible assets	26,147	26,315	26,472	26,736	31,836	105,670	125,778
Share-based compensation	9,970	10,387	20,755	14,664	9,490	55,776	67,798
Changes in:
Reserve for losses and loss adjustment expenses, net	175,489	146,136	(164,210)	86,319	11,882	243,734	614,534
Unearned premiums, net	(67,681)	42,675	(37,867)	177,645	(113,740)	114,772	116,841
Premiums receivable	(8,049)	33,703	(3,178)	(233,772)	135,738	(211,296)	(31,405)
Deferred acquisition costs	(1,773)	(963)	(4,764)	(30,347)	(4,747)	(37,847)	(78,378)
Reinsurance balances payable	(10,258)	(5,265)	35,327	53,634	(28,999)	73,438	8,529
Other items, net	63,331	54,640	(113,933)	56,143	(162,477)	60,181	(111,609)
Net cash provided by operating activities	438,335	624,101	96,706	400,180	34,169	1,559,322	1,094,878
Investing Activities
Purchases of fixed maturity investments	(8,489,743)	(7,970,347)	(7,186,303)	(9,681,267)	(8,727,784)	(33,327,660)	(36,806,913)
Purchases of equity securities	(181,807)	(139,679)	(302,663)	(377,000)	(353,881)	(1,001,149)	(1,021,016)
Purchases of other investments	(471,290)	(526,185)	(494,693)	(522,454)	(614,096)	(2,014,622)	(2,020,624)
Proceeds from sales of fixed maturity investments	8,203,068	7,219,660	7,411,396	8,679,147	8,057,305	31,513,271	35,686,779
Proceeds from sales of equity securities	251,526	244,851	330,757	291,311	304,528	1,118,445	1,056,401
Proceeds from sales, redemptions and maturities of other investments	383,923	404,737	336,732	436,566	590,036	1,561,958	1,528,617
Proceeds from redemptions and maturities of fixed maturity investments	168,734	212,573	224,417	287,031	159,796	892,755	907,417
Net settlements of derivative instruments	43,934	(3,733)	(31,572)	36,070	(7,611)	44,699	(28,563)
Net (purchases) sales of short-term investments	(68,842)	102,414	(143,417)	595,318	230,099	485,473	(734,554)
Change in cash collateral related to securities lending	43,810	(39,231)	14,737	161,567	(136,152)	180,883	12,540
Purchases of fixed assets	(10,759)	(5,808)	(9,002)	(4,240)	(5,979)	(29,809)	(22,841)
Other	(36,491)	8,266	9,924	40,037	24,495	21,736	90,875
Net cash provided by (used for) investing activities	(163,937)	(492,482)	160,313	(57,914)	(479,244)	(554,020)	(1,351,882)
Financing Activities
Proceeds from issuance of preferred shares, net	—	—	—	—	97,640	—	319,694
Redemption of preferred shares	—	—	—	(92,555)	—	(92,555)	(230,000)
Purchases of common shares under share repurchase program	(98,233)	(10,954)	(170,276)	(3,299)	—	(282,762)	—
Proceeds from common shares issued, net	4,421	1,822	(11,072)	(2,779)	(13,564)	(7,608)	(21,048)
Proceeds from borrowings	51,000	36,680	90,994	39,585	14,500	218,259	253,415
Repayments of borrowings	(149,401)	(54,000)	(272,000)	(101,000)	(25,000)	(576,401)	(197,000)
Change in cash collateral related to securities lending	(43,810)	39,231	(14,737)	(161,567)	136,152	(180,883)	(12,540)
Dividends paid to redeemable noncontrolling interests	(4,498)	(4,497)	(4,497)	(4,497)	(4,498)	(17,989)	(17,989)
Other	(1,142)	(1,595)	(2,133)	(2,356)	(2,616)	(7,226)	(51,896)
Preferred dividends paid	(10,403)	(10,402)	(10,403)	(10,437)	(11,105)	(41,645)	(46,041)
Net cash provided by (used for) financing activities	(252,066)	(3,715)	(394,124)	(338,905)	191,509	(988,810)	(3,405)
Effects of exchange rate changes on foreign currency cash and restricted cash	(7,508)	(1,194)	(12,042)	1,611	236	(19,133)	18,124
Increase (decrease) in cash and restricted cash	14,824	126,710	(149,147)	4,972	(253,330)	(2,641)	(242,285)
Cash and restricted cash, beginning of period	709,819	583,109	732,256	727,284	980,614	727,284	969,569
Cash and restricted cash, end of period	$724,643	$709,819	$583,109	$732,256	$727,284	$724,643	$727,284

Income taxes paid (received)	$33,032	$12,499	$3,346	$(49,857)	$3,874	$(980)	$51,781
Interest paid	$52,170	$6,748	$52,996	$7,861	$52,761	$119,775	$117,374

Net cash provided by operating activities, excluding the ‘other’ segment	$383,622	$543,205	$34,190	$370,261	$(30,190)	$1,331,278	$809,593

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the President and Chief Executive Officer of Arch Capital and the Chief Financial Officer of Arch Capital. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment includes the Company’s U.S. and international mortgage insurance and reinsurance operations as well as government sponsored enterprise (“GSE”) credit-risk sharing transactions. Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”) are approved as eligible mortgage insurers by Fannie Mae and Freddie Mac.

Corporate (Non-Underwriting) Segment

The corporate (non-underwriting) segment results include net investment income, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, items related to the Company’s non-cumulative preferred shares, net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and income taxes. Such amounts exclude the results of the ‘other’ segment.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. Subsidiaries of the Company act as Watford Re’s reinsurance and insurance underwriting managers while HPS Investment Partners, LLC manages Watford Re’s non-investment grade credit portfolios and the Company manages Watford Re’s investment grade portfolios, all under long term services agreements. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	December 31, 2018
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$832,762	$409,316	$357,981	$1,599,085	$160,937	$1,694,918
Premiums ceded	(297,794)	(84,268)	(48,603)	(429,691)	(28,577)	(393,164)
Net premiums written	534,968	325,048	309,378	1,169,394	132,360	1,301,754
Change in unearned premiums	24,449	23,405	5,214	53,068	14,613	67,681
Net premiums earned	559,417	348,453	314,592	1,222,462	146,973	1,369,435
Other underwriting income (loss)	—	(3,172)	2,569	(603)	630	27
Losses and loss adjustment expenses	(400,050)	(291,838)	(6,617)	(698,505)	(129,168)	(827,673)
Acquisition expenses	(85,608)	(62,452)	(30,930)	(178,990)	(30,329)	(209,319)
Other operating expenses	(89,403)	(32,165)	(33,810)	(155,378)	(10,137)	(165,515)
Underwriting income (loss)	$(15,644)	$(41,174)	$245,804	188,986	(22,031)	166,955

Net investment income				115,626	41,591	157,217
Net realized gains (losses)				(66,015)	(100,015)	(166,030)
Net impairment losses recognized in earnings				(1,705)	—	(1,705)
Equity in net income (loss) of investment funds accounted for using the equity method				(6,882)	—	(6,882)
Other income (loss)				(42)	—	(42)
Corporate expenses (2)				(15,278)	—	(15,278)
Transaction costs and other (2)				(2,557)	(9,000)	(11,557)
Amortization of intangible assets				(26,147)	—	(26,147)
Interest expense				(24,388)	(5,386)	(29,774)
Net foreign exchange gains (losses)				20,409	4,170	24,579
Income (loss) before income taxes				182,007	(90,671)	91,336
Income tax expense				(35,012)	—	(35,012)
Net income (loss)				146,995	(90,671)	56,324
Dividends attributable to redeemable noncontrolling interests				—	(4,588)	(4,588)
Amounts attributable to nonredeemable noncontrolling interests				—	84,758	84,758
Net income (loss) available to Arch				146,995	(10,501)	136,494
Preferred dividends				(10,403)	—	(10,403)
Net income (loss) available to Arch common shareholders				$136,592	$(10,501)	$126,091

Underwriting Ratios
Loss ratio	71.5%	83.8%	2.1%	57.1%	87.9%	60.4%
Acquisition expense ratio	15.3%	17.9%	9.8%	14.6%	20.6%	15.3%
Other operating expense ratio	16.0%	9.2%	10.7%	12.7%	6.9%	12.1%
Combined ratio	102.8%	110.9%	22.6%	84.4%	115.4%	87.8%

Net premiums written to gross premiums written	64.2%	79.4%	86.4%	73.1%	82.2%	76.8%

Total investable assets				$19,566,861	$2,757,663	$22,324,524
Total assets				28,845,473	3,372,856	32,218,329
Total liabilities				19,518,395	2,262,255	21,780,650

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	December 31, 2017
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$767,456	$289,348	$335,338	$1,391,247	$127,173	$1,452,530
Premiums ceded	(254,589)	(79,182)	(62,657)	(395,533)	(11,872)	(341,515)
Net premiums written	512,867	210,166	272,681	995,714	115,301	1,111,015
Change in unearned premiums	41,766	49,329	7,600	98,695	15,045	113,740
Net premiums earned	554,633	259,495	280,281	1,094,409	130,346	1,224,755
Other underwriting income (loss)	—	10,193	3,738	13,931	803	14,734
Losses and loss adjustment expenses	(370,069)	(142,254)	(49,762)	(562,085)	(116,790)	(678,875)
Acquisition expenses	(87,261)	(66,612)	(24,363)	(178,236)	(30,643)	(208,879)
Other operating expenses	(88,256)	(36,205)	(37,546)	(162,007)	(7,617)	(169,624)
Underwriting income (loss)	$9,047	$24,617	$172,348	206,012	(23,901)	182,111

Net investment income				99,613	25,802	125,415
Net realized gains (losses)				38,136	(11,158)	26,978
Net impairment losses recognized in earnings				(1,723)	—	(1,723)
Equity in net income (loss) of investment funds accounted for using the equity method				30,402	—	30,402
Other income (loss)				547	—	547
Corporate expenses (2)				(13,085)	—	(13,085)
Transaction costs and other (2)				(901)	—	(901)
Amortization of intangible assets				(31,836)	—	(31,836)
Interest expense				(25,660)	(4,836)	(30,496)
Net foreign exchange gains (losses)				(27,894)	(913)	(28,807)
Income (loss) before income taxes				273,611	(15,006)	258,605
Income tax expense				(56,813)	—	(56,813)
Net income (loss)				216,798	(15,006)	201,792
Dividends attributable to redeemable noncontrolling interests				—	(4,588)	(4,588)
Amounts attributable to nonredeemable noncontrolling interests				—	17,436	17,436
Net income (loss) available to Arch				216,798	(2,158)	214,640
Preferred dividends				(11,105)	—	(11,105)
Net income (loss) available to Arch common shareholders				$205,693	$(2,158)	$203,535

Underwriting Ratios
Loss ratio	66.7%	54.8%	17.8%	51.4%	89.6%	55.4%
Acquisition expense ratio	15.7%	25.7%	8.7%	16.3%	23.5%	17.1%
Other operating expense ratio	15.9%	14.0%	13.4%	14.8%	5.8%	13.8%
Combined ratio	98.3%	94.5%	39.9%	82.5%	118.9%	86.3%

Net premiums written to gross premiums written	66.8%	72.6%	81.3%	71.6%	90.7%	76.5%

Total investable assets				$19,716,421	$2,440,067	$22,156,488
Total assets				29,037,004	3,014,654	32,051,658
Total liabilities				19,959,574	1,846,149	21,805,723

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Years Ended
	December 31, 2018
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$3,262,332	$1,912,522	$1,360,708	$6,534,423	$735,015	$6,961,004
Premiums ceded	(1,050,207)	(539,950)	(202,833)	(1,791,851)	(130,840)	(1,614,257)
Net premiums written	2,212,125	1,372,572	1,157,875	4,742,572	604,175	5,346,747
Change in unearned premiums	(6,464)	(111,356)	28,361	(89,459)	(25,313)	(114,772)
Net premiums earned	2,205,661	1,261,216	1,186,236	4,653,113	578,862	5,231,975
Other underwriting income (loss)	—	(682)	13,033	12,351	2,722	15,073
Losses and loss adjustment expenses	(1,520,680)	(846,882)	(81,289)	(2,448,851)	(441,255)	(2,890,106)
Acquisition expenses	(349,702)	(211,280)	(118,595)	(679,577)	(125,558)	(805,135)
Other operating expenses	(364,138)	(133,350)	(142,432)	(639,920)	(37,889)	(677,809)
Underwriting income (loss)	$(28,859)	$69,022	$856,953	897,116	(23,118)	873,998

Net investment income				437,958	125,675	563,633
Net realized gains (losses)				(284,429)	(120,915)	(405,344)
Net impairment losses recognized in earnings				(2,829)	—	(2,829)
Equity in net income (loss) of investment funds accounted for using the equity method				45,641	—	45,641
Other income (loss)				2,419	—	2,419
Corporate expenses (2)				(58,608)	—	(58,608)
Transaction costs and other (2)				(11,386)	(9,000)	(20,386)
Amortization of intangible assets				(105,670)	—	(105,670)
Interest expense				(101,019)	(19,465)	(120,484)
Net foreign exchange gains (losses)				58,711	10,691	69,402
Income (loss) before income taxes				877,904	(36,132)	841,772
Income tax (expense) benefit				(113,924)	(27)	(113,951)
Net income (loss)				763,980	(36,159)	727,821
Dividends attributable to redeemable noncontrolling interests				—	(18,357)	(18,357)
Amounts attributable to nonredeemable noncontrolling interests				—	48,507	48,507
Net income (loss) available to Arch				763,980	(6,009)	757,971
Preferred dividends				(41,645)	—	(41,645)
Loss on redemption of preferred shares				(2,710)	—	(2,710)
Net income (loss) available to Arch common shareholders				$719,625	$(6,009)	$713,616

Underwriting Ratios
Loss ratio	68.9%	67.1%	6.9%	52.6%	76.2%	55.2%
Acquisition expense ratio	15.9%	16.8%	10.0%	14.6%	21.7%	15.4%
Other operating expense ratio	16.5%	10.6%	12.0%	13.8%	6.5%	13.0%
Combined ratio	101.3%	94.5%	28.9%	81.0%	104.4%	83.6%

Net premiums written to gross premiums written	67.8%	71.8%	85.1%	72.6%	82.2%	76.8%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Years Ended
	December 31, 2017
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$3,081,086	$1,640,399	$1,368,138	$6,088,254	$600,304	$6,368,425
Premiums ceded	(958,646)	(465,925)	(256,796)	(1,679,998)	(47,187)	(1,407,052)
Net premiums written	2,122,440	1,174,474	1,111,342	4,408,256	553,117	4,961,373
Change in unearned premiums	(9,422)	(31,853)	(54,176)	(95,451)	(21,390)	(116,841)
Net premiums earned	2,113,018	1,142,621	1,057,166	4,312,805	531,727	4,844,532
Other underwriting income (loss)	—	11,336	15,737	27,073	3,180	30,253
Losses and loss adjustment expenses	(1,622,444)	(773,923)	(134,677)	(2,531,044)	(436,402)	(2,967,446)
Acquisition expenses	(323,639)	(221,250)	(100,598)	(645,487)	(129,971)	(775,458)
Other operating expenses	(359,524)	(146,663)	(146,336)	(652,523)	(31,928)	(684,451)
Underwriting income (loss)	$(192,589)	$12,121	$691,292	510,824	(63,394)	447,430

Net investment income				382,072	88,800	470,872
Net realized gains (losses)				148,798	343	149,141
Net impairment losses recognized in earnings				(7,138)	—	(7,138)
Equity in net income (loss) of investment funds accounted for using the equity method				142,286	—	142,286
Other income (loss)				(2,571)	—	(2,571)
Corporate expenses (2)				(61,602)	—	(61,602)
Transaction costs and other (2)				(22,150)	—	(22,150)
Amortization of intangible assets				(125,778)	—	(125,778)
Interest expense				(103,592)	(13,839)	(117,431)
Net foreign exchange gains (losses)				(113,345)	(2,437)	(115,782)
Income before income taxes				747,804	9,473	757,277
Income tax (expense) benefit				(127,547)	(21)	(127,568)
Net income				620,257	9,452	629,709
Dividends attributable to redeemable noncontrolling interests				—	(18,344)	(18,344)
Amounts attributable to nonredeemable noncontrolling interests				—	7,913	7,913
Net income (loss) available to Arch				620,257	(979)	619,278
Preferred dividends				(46,041)	—	(46,041)
Loss on redemption of preferred shares				(6,735)	—	(6,735)
Net income (loss) available to Arch common shareholders				$567,481	$(979)	$566,502

Underwriting Ratios
Loss ratio	76.8%	67.7%	12.7%	58.7%	82.1%	61.3%
Acquisition expense ratio	15.3%	19.4%	9.5%	15.0%	24.4%	16.0%
Other operating expense ratio	17.0%	12.8%	13.8%	15.1%	6.0%	14.1%
Combined ratio	109.1%	99.9%	36.0%	88.8%	112.5%	91.4%

Net premiums written to gross premiums written	68.9%	71.6%	81.2%	72.4%	92.1%	77.9%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Gross premiums written	$832,762	$836,820	$769,372	$823,378	$767,456	$3,262,332	$3,081,086
Premiums ceded	(297,794)	(259,968)	(245,265)	(247,180)	(254,589)	(1,050,207)	(958,646)
Net premiums written	534,968	576,852	524,107	576,198	512,867	2,212,125	2,122,440
Change in unearned premiums	24,449	(15,794)	22,342	(37,461)	41,766	(6,464)	(9,422)
Net premiums earned	559,417	561,058	546,449	538,737	554,633	2,205,661	2,113,018
Losses and loss adjustment expenses	(400,050)	(409,435)	(357,465)	(353,730)	(370,069)	(1,520,680)	(1,622,444)
Acquisition expenses	(85,608)	(88,255)	(90,670)	(85,169)	(87,261)	(349,702)	(323,639)
Other operating expenses	(89,403)	(90,081)	(92,680)	(91,974)	(88,256)	(364,138)	(359,524)
Underwriting income (loss)	$(15,644)	$(26,713)	$5,634	$7,864	$9,047	$(28,859)	$(192,589)

Underwriting Ratios
Loss ratio	71.5%	73.0%	65.4%	65.7%	66.7%	68.9%	76.8%
Acquisition expense ratio	15.3%	15.7%	16.6%	15.8%	15.7%	15.9%	15.3%
Other operating expense ratio	16.0%	16.1%	17.0%	17.1%	15.9%	16.5%	17.0%
Combined ratio	102.8%	104.8%	99.0%	98.6%	98.3%	101.3%	109.1%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	6.0%	5.8%	1.4%	0.2%	(1.3)%	3.4%	10.3%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(1.5)%	(1.2)%	(0.9)%	(0.3)%	(0.1)%	(1.0)%	(0.2)%
Combined ratio excluding catastrophic activity and prior year development (1)	98.3%	100.2%	98.5%	98.7%	99.7%	98.9%	99.0%

Net premiums written to gross premiums written	64.2%	68.9%	68.1%	70.0%	66.8%	67.8%	68.9%

(1)	See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Years Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2018		2018		2018		2018		2017		2018		2017
Net premiums written
Professional lines (1)	$109,219	20.4%	$113,100	19.6%	$108,298	20.7%	$119,789	20.8%	$112,987	22.0%	$450,406	20.4%	$452,748	21.3%
Programs	92,601	17.3%	103,928	18.0%	100,178	19.1%	96,556	16.8%	83,428	16.3%	393,263	17.8%	386,618	18.2%
Construction and national accounts	84,237	15.7%	71,888	12.5%	66,384	12.7%	98,428	17.1%	88,144	17.2%	320,937	14.5%	327,648	15.4%
Travel, accident and health	67,205	12.6%	79,450	13.8%	63,222	12.1%	80,524	14.0%	58,134	11.3%	290,401	13.1%	247,738	11.7%
Property, energy, marine and aviation	44,017	8.2%	60,909	10.6%	62,121	11.9%	52,127	9.0%	37,709	7.4%	219,174	9.9%	172,240	8.1%
Excess and surplus casualty (2)	41,674	7.8%	44,829	7.8%	40,042	7.6%	41,922	7.3%	44,604	8.7%	168,467	7.6%	179,511	8.5%
Lenders products	25,825	4.8%	25,995	4.5%	22,290	4.3%	21,984	3.8%	24,971	4.9%	96,094	4.3%	96,867	4.6%
Other (3)	70,190	13.1%	76,753	13.3%	61,572	11.7%	64,868	11.3%	62,890	12.3%	273,383	12.4%	259,070	12.2%
Total	$534,968	100.0%	$576,852	100.0%	$524,107	100.0%	$576,198	100.0%	$512,867	100.0%	$2,212,125	100.0%	$2,122,440	100.0%

Client location
United States	$429,714	80.3%	$454,337	78.8%	$426,145	81.3%	$456,759	79.3%	$417,731	81.5%	$1,766,955	79.9%	$1,744,560	82.2%
Europe	48,057	9.0%	44,696	7.7%	46,364	8.8%	75,306	13.1%	44,737	8.7%	214,423	9.7%	185,365	8.7%
Asia and Pacific	32,604	6.1%	41,599	7.2%	22,268	4.2%	21,500	3.7%	28,510	5.6%	117,971	5.3%	100,062	4.7%
Other	24,593	4.6%	36,220	6.3%	29,330	5.6%	22,633	3.9%	21,889	4.3%	112,776	5.1%	92,453	4.4%
Total	$534,968	100.0%	$576,852	100.0%	$524,107	100.0%	$576,198	100.0%	$512,867	100.0%	$2,212,125	100.0%	$2,122,440	100.0%

Underwriting location
United States	$422,372	79.0%	$448,910	77.8%	$415,375	79.3%	$449,994	78.1%	$408,440	79.6%	$1,736,651	78.5%	$1,715,467	80.8%
Europe	92,658	17.3%	110,557	19.2%	87,783	16.7%	110,976	19.3%	86,526	16.9%	401,974	18.2%	344,836	16.2%
Other	19,938	3.7%	17,385	3.0%	20,949	4.0%	15,228	2.6%	17,901	3.5%	73,500	3.3%	62,137	2.9%
Total	$534,968	100.0%	$576,852	100.0%	$524,107	100.0%	$576,198	100.0%	$512,867	100.0%	$2,212,125	100.0%	$2,122,440	100.0%

Net premiums earned
Professional lines (1)	$114,910	20.5%	$115,271	20.5%	$112,226	20.5%	$116,018	21.5%	$113,978	20.6%	$458,425	20.8%	$444,137	21.0%
Programs	100,333	17.9%	96,509	17.2%	97,333	17.8%	95,011	17.6%	97,524	17.6%	389,186	17.6%	364,639	17.3%
Construction and national accounts	83,063	14.8%	80,381	14.3%	81,784	15.0%	77,212	14.3%	88,467	16.0%	322,440	14.6%	324,517	15.4%
Travel, accident and health	74,153	13.3%	81,405	14.5%	74,754	13.7%	66,835	12.4%	69,305	12.5%	297,147	13.5%	257,358	12.2%
Property, energy, marine and aviation	51,769	9.3%	53,857	9.6%	50,840	9.3%	48,603	9.0%	47,372	8.5%	205,069	9.3%	173,779	8.2%
Excess and surplus casualty (2)	42,430	7.6%	43,401	7.7%	40,049	7.3%	46,544	8.6%	47,445	8.6%	172,424	7.8%	195,154	9.2%
Lenders products	24,017	4.3%	24,254	4.3%	23,161	4.2%	22,816	4.2%	24,883	4.5%	94,248	4.3%	97,043	4.6%
Other (3)	68,742	12.3%	65,980	11.8%	66,302	12.1%	65,698	12.2%	65,659	11.8%	266,722	12.1%	256,391	12.1%
Total	$559,417	100.0%	$561,058	100.0%	$546,449	100.0%	$538,737	100.0%	$554,633	100.0%	$2,205,661	100.0%	$2,113,018	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Gross premiums written	$409,316	$435,396	$490,327	$577,483	$289,348	$1,912,522	$1,640,399
Premiums ceded	(84,268)	(123,705)	(136,247)	(195,730)	(79,182)	(539,950)	(465,925)
Net premiums written	325,048	311,691	354,080	381,753	210,166	1,372,572	1,174,474
Change in unearned premiums	23,405	(18,418)	(13,762)	(102,581)	49,329	(111,356)	(31,853)
Net premiums earned	348,453	293,273	340,318	279,172	259,495	1,261,216	1,142,621
Other underwriting income (loss)	(3,172)	1,387	(129)	1,232	10,193	(682)	11,336
Losses and loss adjustment expenses	(291,838)	(183,413)	(229,956)	(141,675)	(142,254)	(846,882)	(773,923)
Acquisition expenses	(62,452)	(50,367)	(50,142)	(48,319)	(66,612)	(211,280)	(221,250)
Other operating expenses	(32,165)	(29,936)	(35,678)	(35,571)	(36,205)	(133,350)	(146,663)
Underwriting income (loss)	$(41,174)	$30,944	$24,413	$54,839	$24,617	$69,022	$12,121

Underwriting Ratios
Loss ratio	83.8%	62.5%	67.6%	50.7%	54.8%	67.1%	67.7%
Acquisition expense ratio	17.9%	17.2%	14.7%	17.3%	25.7%	16.8%	19.4%
Other operating expense ratio	9.2%	10.2%	10.5%	12.7%	14.0%	10.6%	12.8%
Combined ratio	110.9%	89.9%	92.8%	80.7%	94.5%	94.5%	99.9%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	24.3%	8.7%	2.2%	0.3%	3.0%	9.4%	14.6%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(9.6)%	(11.3)%	(9.4)%	(13.0)%	(11.7)%	(10.7)%	(14.3)%
Combined ratio excluding catastrophic activity and prior year development (1)	96.2%	92.5%	100.0%	93.4%	103.2%	95.8%	99.6%

Net premiums written to gross premiums written	79.4%	71.6%	72.2%	66.1%	72.6%	71.8%	71.6%

(1)	See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Years Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2018		2018		2018		2018		2017		2018		2017
Net premiums written
Other specialty (1)	$108,363	33.3%	$105,535	33.9%	$155,081	43.8%	$138,992	36.4%	$88,067	41.9%	$507,971	37.0%	$459,213	39.1%
Casualty (2)	103,101	31.7%	98,788	31.7%	68,113	19.2%	130,176	34.1%	53,309	25.4%	400,178	29.2%	340,429	29.0%
Property excluding property catastrophe	64,025	19.7%	83,222	26.7%	77,876	22.0%	85,170	22.3%	35,248	16.8%	310,293	22.6%	243,693	20.7%
Property catastrophe	27,894	8.6%	9,053	2.9%	35,045	9.9%	7,632	2.0%	12,382	5.9%	79,624	5.8%	70,155	6.0%
Marine and aviation	11,929	3.7%	6,011	1.9%	10,061	2.8%	10,012	2.6%	12,249	5.8%	38,013	2.8%	32,759	2.8%
Other (3)	9,736	3.0%	9,082	2.9%	7,904	2.2%	9,771	2.6%	8,911	4.2%	36,493	2.7%	28,225	2.4%
Total	$325,048	100.0%	$311,691	100.0%	$354,080	100.0%	$381,753	100.0%	$210,166	100.0%	$1,372,572	100.0%	$1,174,474	100.0%

Pro rata	$219,814	67.6%	$197,431	63.3%	$212,858	60.1%	$152,165	39.9%	$171,837	81.8%	$782,268	57.0%	$708,694	60.3%
Excess of loss	105,234	32.4%	114,260	36.7%	141,222	39.9%	229,588	60.1%	38,329	18.2%	590,304	43.0%	465,780	39.7%
Total	$325,048	100.0%	$311,691	100.0%	$354,080	100.0%	$381,753	100.0%	$210,166	100.0%	$1,372,572	100.0%	$1,174,474	100.0%

Client location
United States	$130,229	40.1%	$141,209	45.3%	$136,249	38.5%	$123,638	32.4%	$88,626	42.2%	$531,325	38.7%	$439,229	37.4%
Europe	124,047	38.2%	107,826	34.6%	142,667	40.3%	201,175	52.7%	89,122	42.4%	575,715	41.9%	466,750	39.7%
Bermuda	20,976	6.5%	11,659	3.7%	13,903	3.9%	15,150	4.0%	1,044	0.5%	61,688	4.5%	89,004	7.6%
Asia and Pacific	23,695	7.3%	31,665	10.2%	37,635	10.6%	18,445	4.8%	5,938	2.8%	111,440	8.1%	86,133	7.3%
Other	26,101	8.0%	19,332	6.2%	23,626	6.7%	23,345	6.1%	25,436	12.1%	92,404	6.7%	93,358	7.9%
Total	$325,048	100.0%	$311,691	100.0%	$354,080	100.0%	$381,753	100.0%	$210,166	100.0%	$1,372,572	100.0%	$1,174,474	100.0%

Underwriting location
Bermuda	$146,013	44.9%	$117,228	37.6%	$145,568	41.1%	$78,714	20.6%	$61,474	29.3%	$487,523	35.5%	$350,681	29.9%
United States	94,661	29.1%	103,006	33.0%	100,271	28.3%	115,612	30.3%	76,611	36.5%	413,550	30.1%	399,379	34.0%
Europe and other	84,374	26.0%	91,457	29.3%	108,241	30.6%	187,427	49.1%	72,081	34.3%	471,499	34.4%	424,414	36.1%
Total	$325,048	100.0%	$311,691	100.0%	$354,080	100.0%	$381,753	100.0%	$210,166	100.0%	$1,372,572	100.0%	$1,174,474	100.0%

Net premiums earned
Other specialty (1)	$112,892	32.4%	$108,311	36.9%	$149,648	44.0%	$103,717	37.2%	$100,946	38.9%	$474,568	37.6%	$408,566	35.8%
Casualty (2)	115,157	33.0%	77,496	26.4%	85,009	25.0%	69,372	24.8%	70,996	27.4%	347,034	27.5%	341,122	29.9%
Property excluding property catastrophe	76,827	22.0%	71,358	24.3%	70,849	20.8%	68,754	24.6%	57,668	22.2%	287,788	22.8%	255,453	22.4%
Property catastrophe	22,956	6.6%	18,190	6.2%	15,716	4.6%	18,387	6.6%	11,325	4.4%	75,249	6.0%	73,300	6.4%
Marine and aviation	11,088	3.2%	8,672	3.0%	10,089	3.0%	9,389	3.4%	9,937	3.8%	39,238	3.1%	36,214	3.2%
Other (3)	9,533	2.7%	9,246	3.2%	9,007	2.6%	9,553	3.4%	8,623	3.3%	37,339	3.0%	27,966	2.4%
Total	$348,453	100.0%	$293,273	100.0%	$340,318	100.0%	$279,172	100.0%	$259,495	100.0%	$1,261,216	100.0%	$1,142,621	100.0%

Pro rata	$183,367	52.6%	$168,865	57.6%	$203,632	59.8%	$163,996	58.7%	$153,536	59.2%	$719,860	57.1%	$657,490	57.5%
Excess of loss	165,086	47.4%	124,408	42.4%	136,686	40.2%	115,176	41.3%	105,959	40.8%	541,356	42.9%	485,131	42.5%
Total	$348,453	100.0%	$293,273	100.0%	$340,318	100.0%	$279,172	100.0%	$259,495	100.0%	$1,261,216	100.0%	$1,142,621	100.0%
(1)    Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.        (3) Includes life, casualty clash and other.
(2)      Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Gross premiums written	$357,981	$350,559	$330,990	$321,178	$335,338	$1,360,708	$1,368,138
Premiums ceded	(48,603)	(57,226)	(50,867)	(46,137)	(62,657)	(202,833)	(256,796)
Net premiums written	309,378	293,333	280,123	275,041	272,681	1,157,875	1,111,342
Change in unearned premiums	5,214	7,591	10,355	5,201	7,600	28,361	(54,176)
Net premiums earned	314,592	300,924	290,478	280,242	280,281	1,186,236	1,057,166
Other underwriting income (1)	2,569	3,733	3,315	3,416	3,738	13,033	15,737
Losses and loss adjustment expenses	(6,617)	(9,615)	(21,591)	(43,466)	(49,762)	(81,289)	(134,677)
Acquisition expenses	(30,930)	(33,361)	(27,737)	(26,567)	(24,363)	(118,595)	(100,598)
Other operating expenses	(33,810)	(31,122)	(38,729)	(38,771)	(37,546)	(142,432)	(146,336)
Underwriting income	$245,804	$230,559	$205,736	$174,854	$172,348	$856,953	$691,292

Underwriting Ratios
Loss ratio	2.1%	3.2%	7.4%	15.5%	17.8%	6.9%	12.7%
Acquisition expense ratio	9.8%	11.1%	9.5%	9.5%	8.7%	10.0%	9.5%
Other operating expense ratio	10.7%	10.3%	13.3%	13.8%	13.4%	12.0%	13.8%
Combined ratio	22.6%	24.6%	30.2%	38.8%	39.9%	28.9%	36.0%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(10.4)%	(12.5)%	(8.0)%	(4.6)%	(7.2)%	(9.0)%	(9.0)%
Combined ratio excluding prior year development (2)	33.0%	37.1%	38.2%	43.4%	47.1%	37.9%	45.0%

Net premiums written to gross premiums written	86.4%	83.7%	84.6%	85.6%	81.3%	85.1%	81.2%

Net premiums written by client location
United States	$282,627	$267,234	$254,966	$246,548	$248,817	$1,051,375	$1,005,437
Other	26,751	26,099	25,157	28,493	23,864	106,500	105,905
Total	$309,378	$293,333	$280,123	$275,041	$272,681	$1,157,875	$1,111,342
United States %	91.4%	91.1%	91.0%	89.6%	91.2%	90.8%	90.5%
Other %	8.6%	8.9%	9.0%	10.4%	8.8%	9.2%	9.5%

Net premiums written by underwriting location
United States	$256,472	$240,959	$229,715	$221,177	$223,887	$948,323	$903,329
Other	52,906	52,374	50,408	53,864	48,794	209,552	208,013
Total	$309,378	$293,333	$280,123	$275,041	$272,681	$1,157,875	$1,111,342
United States %	82.9%	82.1%	82.0%	80.4%	82.1%	81.9%	81.3%
Other %	17.1%	17.9%	18.0%	19.6%	17.9%	18.1%	18.7%

(1)     Primarily related to income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$276,538	72.1%	$272,409	73.1%	$262,889	73.1%	$255,092	72.9%	$253,914	72.2%
Mortgage reinsurance	25,975	6.8%	26,500	7.1%	26,302	7.3%	27,531	7.9%	28,017	8.0%
Other (2)	81,147	21.2%	73,903	19.8%	70,677	19.6%	67,252	19.2%	69,905	19.9%
Total	$383,660	100.0%	$372,812	100.0%	$359,868	100.0%	$349,875	100.0%	$351,836	100.0%
Risk In Force (RIF) (3)
U.S. primary mortgage insurance	$70,995	92.3%	$69,764	92.5%	$67,271	92.4%	$65,235	92.2%	$64,904	92.3%
Mortgage reinsurance	2,217	2.9%	2,264	3.0%	2,282	3.1%	2,383	3.4%	2,473	3.5%
Other (2)	3,728	4.8%	3,425	4.5%	3,237	4.4%	3,117	4.4%	2,921	4.2%
Total	$76,940	100.0%	$75,453	100.0%	$72,790	100.0%	$70,735	100.0%	$70,298	100.0%

Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$41,066	57.8%	$40,466	58.0%	$39,038	58.0%	$37,974	58.2%	$37,794	58.2%
680-739	23,954	33.7%	23,371	33.5%	22,325	33.2%	21,438	32.9%	21,213	32.7%
620-679	5,485	7.7%	5,413	7.8%	5,235	7.8%	5,117	7.8%	5,159	7.9%
<620	490	0.7%	514	0.7%	673	1.0%	706	1.1%	738	1.1%
Total	$70,995	100.0%	$69,764	100.0%	$67,271	100.0%	$65,235	100.0%	$64,904	100.0%
Weighted average FICO score	743		743		743		743		743

Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,918	11.2%	$7,506	10.8%	$6,915	10.3%	$6,441	9.9%	$6,337	9.8%
90.01% to 95.00%	39,370	55.5%	38,748	55.5%	37,488	55.7%	36,387	55.8%	36,174	55.7%
85.01% to 90.00%	20,643	29.1%	20,464	29.3%	19,904	29.6%	19,490	29.9%	19,482	30.0%
85.00% and below	3,064	4.3%	3,046	4.4%	2,964	4.4%	2,917	4.5%	2,911	4.5%
Total	$70,995	100.0%	$69,764	100.0%	$67,271	100.0%	$65,235	100.0%	$64,904	100.0%
Weighted average LTV	93.0%		93.0%		92.9%		92.9%		92.9%

Total RIF by State:
Texas	$5,491	7.7%	$5,406	7.7%	$5,260	7.8%	$5,164	7.9%	$5,151	7.9%
California	4,505	6.3%	4,310	6.2%	4,066	6.0%	3,859	5.9%	3,803	5.9%
Florida	3,541	5.0%	3,395	4.9%	3,186	4.7%	2,977	4.6%	2,881	4.4%
Virginia	2,931	4.1%	2,914	4.2%	2,844	4.2%	2,786	4.3%	2,773	4.3%
Georgia	2,573	3.6%	2,542	3.6%	2,453	3.6%	2,358	3.6%	2,331	3.6%
North Carolina	2,505	3.5%	2,500	3.6%	2,456	3.7%	2,420	3.7%	2,410	3.7%
Illinois	2,482	3.5%	2,442	3.5%	2,351	3.5%	2,252	3.5%	2,229	3.4%
Washington	2,408	3.4%	2,370	3.4%	2,297	3.4%	2,261	3.5%	2,294	3.5%
Maryland	2,407	3.4%	2,369	3.4%	2,298	3.4%	2,244	3.4%	2,234	3.4%
Minnesota	2,400	3.4%	2,365	3.4%	2,268	3.4%	2,172	3.3%	2,165	3.3%
Others	39,752	56.0%	39,151	56.1%	37,792	56.2%	36,742	56.3%	36,633	56.4%
Total	$70,995	100.0%	$69,764	100.0%	$67,271	100.0%	$65,235	100.0%	$64,904	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.7%		25.6%		25.6%		25.6%		25.6%
U.S. mortgage insurance total RIF, net of reinsurance (4)	$55,755		$54,558		$52,167		$49,921		$49,100
Analysts’ persistency (5)	81.5%		82.0%		81.7%		81.7%		81.8%
Risk-to-capital ratio -- Arch MI U.S. (6)	13.0:1		11.4:1		11.6:1		10.5:1		10.8:1
PMIER sufficiency ratio -- Arch MI U.S. (7)	141%		151%		134%		133%		129%

(1)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.         (4)    Total RIF for the U.S. mortgage insurance operations (see note 3) after external reinsurance.

(2)	Includes GSE credit risk-sharing transactions and international insurance business. (5) Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied    (6)    Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital

by the insurance coverage percentage specified in the policy for insurance policies issued and        (estimate for December 31, 2018).
after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.        (7)    Calculated as available assets divided by required assets as defined within PMIERs (estimate for December 31, 2018).

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017
Supplemental disclosures for U.S. primary mortgage insurance:
Total new insurance written (NIW) (1)	$16,741		$21,425		$19,944		$11,373		$14,391

Total NIW by credit quality (FICO score):
>=740	$9,358	55.9%	$12,013	56.1%	$11,308	56.7%	$6,612	58.1%	$8,278	57.5%
680-739	6,080	36.3%	7,728	36.1%	7,182	36.0%	4,042	35.5%	5,148	35.8%
620-679	1,303	7.8%	1,684	7.9%	1,454	7.3%	719	6.3%	965	6.7%
Total	$16,741	100.0%	$21,425	100.0%	$19,944	100.0%	$11,373	100.0%	$14,391	100.0%

Total NIW by LTV:
95.01% and above	$2,672	16.0%	$3,231	15.1%	$2,835	14.2%	$1,262	11.1%	$1,525	10.6%
90.01% to 95.00%	7,452	44.5%	9,689	45.2%	9,205	46.2%	5,136	45.2%	6,488	45.1%
85.01% to 90.00%	4,841	28.9%	6,264	29.2%	5,910	29.6%	3,643	32.0%	4,633	32.2%
85.00% and below	1,776	10.6%	2,241	10.5%	1,994	10.0%	1,332	11.7%	1,745	12.1%
Total	$16,741	100.0%	$21,425	100.0%	$19,944	100.0%	$11,373	100.0%	$14,391	100.0%

Total NIW monthly vs. single:
Monthly	$15,299	91.4%	$19,842	92.6%	$18,814	94.3%	$10,390	91.4%	$12,763	88.7%
Single	1,442	8.6%	1,583	7.4%	1,130	5.7%	983	8.6%	1,628	11.3%
Total	$16,741	100.0%	$21,425	100.0%	$19,944	100.0%	$11,373	100.0%	$14,391	100.0%

Total NIW purchase vs. refinance:
Purchase	$15,868	94.8%	$20,397	95.2%	$18,871	94.6%	$10,288	90.5%	$13,007	90.4%
Refinance	873	5.2%	1,028	4.8%	1,073	5.4%	1,085	9.5%	1,384	9.6%
Total	$16,741	100.0%	$21,425	100.0%	$19,944	100.0%	$11,373	100.0%	$14,391	100.0%

Ending number of policies in force (PIF) (3)	1,289,295		1,270,728		1,239,565		1,214,539		1,213,382

Rollforward of insured loans in default:
Beginning delinquent number of loans	20,361		21,037		24,062		27,068		23,770
Plus: new notices (4)	10,052		9,466		8,152		9,640		14,097
Less: cures	(8,785)		(9,246)		(10,273)		(11,592)		(9,737)
Less: paid claims	(963)		(896)		(904)		(1,054)		(1,062)
Ending delinquent number of loans (3) (4)	20,665		20,361		21,037		24,062		27,068

Ending percentage of loans in default (3) (4)	1.60%		1.60%		1.70%		1.98%		2.23%

Losses:
Number of claims paid	963		896		904		1,054		1,062
Total paid claims (in thousands)	$40,982		$34,958		$35,889		$47,645		$49,769
Average per claim (in thousands)	$42.6		$39.0		$39.7		$45.2		$46.9
Severity (2)	101.9%		102.9%		97.9%		105.2%		103.2%

Average reserve per default (in thousands)	$17.4		$18.1		$19.3		$18.3		$16.5

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.
(3)    Includes first lien primary and pool policies.

(4)	There were no incremental new notices in the 2018 fourth quarter and approximately 200 ending delinquent loans at December 31, 2018 from areas impacted by the 2017 third quarter hurricanes.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

Supplemental disclosures for U.S. primary mortgage insurance:

(U.S. Dollars in millions)	December 31, 2018						December 31, 2017
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2008 and prior	72.8%	$20,501	7.4%	4,738	6.7%	9.07%	79.8%	$26,140	10.3%	6,003	9.2%	10.24%
2009	0.6%	709	0.3%	162	0.2%	3.25%	0.7%	1,072	0.4%	253	0.4%	2.94%
2010	0.5%	646	0.2%	175	0.2%	2.62%	0.6%	1,089	0.4%	295	0.5%	2.31%
2011	0.9%	2,530	0.9%	701	1.0%	1.57%	1.0%	3,828	1.5%	1,046	1.6%	1.37%
2012	1.5%	9,650	3.5%	2,664	3.8%	0.78%	1.7%	13,247	5.2%	3,629	5.6%	0.75%
2013	3.5%	16,823	6.1%	4,676	6.6%	0.89%	3.7%	21,840	8.6%	5,996	9.2%	0.95%
2014	2.6%	18,274	6.6%	4,947	7.0%	0.97%	2.7%	22,884	9.0%	6,112	9.4%	1.10%
2015	3.3%	33,781	12.2%	8,849	12.5%	0.69%	3.2%	41,991	16.5%	10,828	16.7%	0.77%
2016	7.0%	52,324	18.9%	13,407	18.9%	0.77%	4.8%	62,020	24.4%	15,643	24.1%	0.80%
2017	6.0%	54,287	19.6%	13,793	19.4%	0.55%	1.7%	59,803	23.6%	15,099	23.3%	0.35%
2018	1.1%	67,013	24.2%	16,883	23.8%	0.15%
Total	100.0%	$276,538	100.0%	$70,995	100.0%	1.60%	100.0%	$253,914	100.0%	$64,904	100.0%	2.23%

(1)	Total reserves for losses and loss adjustment expenses, net of recoverables, was $375.8 million at December 31, 2018, compared to $477.1 million at December 31, 2017.

(2)	The aggregate dollar amount of each insured mortgage loan’s current principal balance.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated Excluding the 'Other' Segment (Sub-Total (Core))

(U.S. Dollars in thousands)	Three Months Ended					Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Gross premiums written	$1,599,085	$1,622,532	$1,591,202	$1,721,605	$1,391,247	$6,534,423	$6,088,254
Premiums ceded	(429,691)	(440,656)	(432,892)	(488,613)	(395,533)	(1,791,851)	(1,679,998)
Net premiums written	1,169,394	1,181,876	1,158,310	1,232,992	995,714	4,742,572	4,408,256
Change in unearned premiums	53,068	(26,621)	18,935	(134,841)	98,695	(89,459)	(95,451)
Net premiums earned	1,222,462	1,155,255	1,177,245	1,098,151	1,094,409	4,653,113	4,312,805
Other underwriting income (loss)	(603)	5,120	3,186	4,648	13,931	12,351	27,073
Losses and loss adjustment expenses	(698,505)	(602,463)	(609,012)	(538,871)	(562,085)	(2,448,851)	(2,531,044)
Acquisition expenses	(178,990)	(171,983)	(168,549)	(160,055)	(178,236)	(679,577)	(645,487)
Other operating expenses	(155,378)	(151,139)	(167,087)	(166,316)	(162,007)	(639,920)	(652,523)
Underwriting income	$188,986	$234,790	$235,783	$237,557	$206,012	$897,116	$510,824

Underwriting Ratios
Loss ratio	57.1%	52.1%	51.7%	49.1%	51.4%	52.6%	58.7%
Acquisition expense ratio	14.6%	14.9%	14.3%	14.6%	16.3%	14.6%	15.0%
Other operating expense ratio	12.7%	13.1%	14.2%	15.1%	14.8%	13.8%	15.1%
Combined ratio	84.4%	80.1%	80.2%	78.8%	82.5%	81.0%	88.8%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	9.7%	5.0%	1.3%	0.2%	0.1%	4.2%	8.9%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(6.1)%	(6.7)%	(5.1)%	(4.6)%	(4.6)%	(5.7)%	(6.1)%
Combined ratio excluding catastrophic activity and prior year development (1)	80.8%	81.8%	84.0%	83.2%	87.0%	82.5%	86.0%

Net premiums written to gross premiums written	73.1%	72.8%	72.8%	71.6%	71.6%	72.6%	72.4%

(1)	See ‘Comments on Regulation G’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended					Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$579,106	$503,245	$403,161	$496,445	$606,662	$1,981,957	$2,170,793
Change in unpaid losses and loss adjustment expenses	119,399	99,218	205,851	42,426	(44,577)	466,894	360,251
Total losses and loss adjustment expenses	$698,505	$602,463	$609,012	$538,871	$562,085	$2,448,851	$2,531,044

Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(8,303)	$(6,830)	$(5,104)	$(1,506)	$(334)	$(21,743)	$(4,023)
Reinsurance	(33,479)	(33,162)	(31,882)	(36,158)	(30,452)	(134,681)	(163,611)
Mortgage	(32,667)	(37,631)	(23,314)	(12,977)	(20,102)	(106,589)	(94,960)
Total	$(74,449)	$(77,623)	$(60,300)	$(50,641)	$(50,888)	$(263,013)	$(262,594)
Impact on losses and loss adjustment expenses:
Insurance	$(10,278)	$(5,949)	$(6,058)	$(2,110)	$(1,474)	$(24,395)	$(8,632)
Reinsurance	(34,596)	(34,315)	(33,022)	(36,541)	(32,136)	(138,474)	(165,440)
Mortgage	(32,667)	(38,638)	(23,333)	(12,977)	(20,102)	(107,615)	(94,975)
Total	$(77,541)	$(78,902)	$(62,413)	$(51,628)	$(53,712)	$(270,484)	$(269,047)
Impact on acquisition expenses:
Insurance	$1,975	$(881)	$954	$604	$1,140	$2,652	$4,609
Reinsurance	1,117	1,153	1,140	383	1,684	3,793	1,829
Mortgage	—	1,007	19	—	—	1,026	15
Total	$3,092	$1,279	$2,113	$987	$2,824	$7,471	$6,453
Impact on combined ratio:
Insurance	(1.5)%	(1.2)%	(0.9)%	(0.3)%	(0.1)%	(1.0)%	(0.2)%
Reinsurance	(9.6)%	(11.3)%	(9.4)%	(13.0)%	(11.7)%	(10.7)%	(14.3)%
Mortgage	(10.4)%	(12.5)%	(8.0)%	(4.6)%	(7.2)%	(9.0)%	(9.0)%
Total	(6.1)%	(6.7)%	(5.1)%	(4.6)%	(4.6)%	(5.7)%	(6.1)%
Impact on loss ratio:
Insurance	(1.8)%	(1.1)%	(1.1)%	(0.4)%	(0.3)%	(1.1)%	(0.4)%
Reinsurance	(9.9)%	(11.7)%	(9.7)%	(13.1)%	(12.4)%	(11.0)%	(14.5)%
Mortgage	(10.4)%	(12.8)%	(8.0)%	(4.6)%	(7.2)%	(9.1)%	(9.0)%
Total	(6.3)%	(6.8)%	(5.3)%	(4.7)%	(4.9)%	(5.8)%	(6.2)%
Impact on acquisition expense ratio:
Insurance	0.3%	(0.1)%	0.2%	0.1%	0.2%	0.1%	0.2%
Reinsurance	0.3%	0.4%	0.3%	0.1%	0.7%	0.3%	0.2%
Mortgage	0.0%	0.3%	0.0%	0.0%	0.0%	0.1%	0.0%
Total	0.2%	0.1%	0.2%	0.1%	0.3%	0.1%	0.1%

Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$33,320	$32,691	$7,558	$1,029	$(7,025)	$74,598	$218,406
Reinsurance	84,846	25,469	7,388	975	7,790	118,678	167,364
Total	$118,166	$58,160	$14,946	$2,004	$765	$193,276	$385,770
Impact on combined ratio:
Insurance	6.0%	5.8%	1.4%	0.2%	(1.3)%	3.4%	10.3%
Reinsurance	24.3%	8.7%	2.2%	0.3%	3.0%	9.4%	14.6%
Total	9.7%	5.0%	1.3%	0.2%	0.1%	4.2%	8.9%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
Equals estimated losses from catastrophic events occurring in the current accident year, net of reinsurance and reinstatement premiums. Amounts shown for the insurance segment are for named catastrophic events only. Amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2018		2018		2018		2018		2017
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$14,305,659	73.1%	$14,026,253	71.6%	$13,849,812	72.2%	$14,145,765	71.5%	$13,876,003	70.4%
Fixed maturities—fair value option (3)	322,743	1.6%	353,321	1.8%	374,708	2.0%	457,317	2.3%	465,822	2.4%
Fixed maturities pledged under securities lending agreements, at fair value	253,500	1.3%	286,691	1.5%	218,471	1.1%	350,365	1.8%	456,388	2.3%
Total fixed maturities	14,881,902	76.1%	14,666,265	74.9%	14,442,991	75.3%	14,953,447	75.6%	14,798,213	75.1%

Equity securities, at fair value	306,693	1.6%	397,537	2.0%	471,473	2.5%	543,650	2.7%	495,804	2.5%
Equity securities—fair value option (3)	47,255	0.2%	62,816	0.3%	62,080	0.3%	69,267	0.3%	71,707	0.4%
Equity securities pledged under securities lending agreements, at fair value	14,895	0.1%	12,718	0.1%	11,593	0.1%	7,787	0.0%	8,529	0.0%
Total equity securities	368,843	1.9%	473,071	2.4%	545,146	2.8%	620,704	3.1%	576,040	2.9%

Other investments available for sale, at fair value	—	0.0%	—	0.0%	—	0.0%	—	0.0%	264,989	1.3%
Other investments—fair value option (3)	1,261,525	6.4%	1,233,280	6.3%	1,266,327	6.6%	1,239,063	6.3%	1,211,971	6.1%
Total other investments	1,261,525	6.4%	1,233,280	6.3%	1,266,327	6.6%	1,239,063	6.3%	1,476,960	7.5%

Investments accounted for using the equity method (4)	1,493,791	7.6%	1,524,242	7.8%	1,428,582	7.5%	1,394,548	7.0%	1,041,322	5.3%

Short-term investments available for sale, at fair value	955,880	4.9%	961,799	4.9%	1,096,798	5.7%	967,389	4.9%	1,469,042	7.5%
Short-term investments—fair value option (3)	40,046	0.2%	24,309	0.1%	23,179	0.1%	22,098	0.1%	40,671	0.2%
Total short-term investments	995,926	5.1%	986,108	5.0%	1,119,977	5.8%	989,487	5.0%	1,509,713	7.7%

Cash	583,027	3.0%	586,353	3.0%	480,984	2.5%	626,838	3.2%	551,696	2.8%

Securities transactions entered into but not settled at the balance sheet date	(18,153)	(0.1)%	122,863	0.6%	(111,997)	(0.6)%	(33,289)	(0.2)%	(237,523)	(1.2)%
Total investable assets held by the Company	$19,566,861	100.0%	$19,592,182	100.0%	$19,172,010	100.0%	$19,790,798	100.0%	$19,716,421	100.0%

Average effective duration (in years)	3.38		2.94		2.89		2.60		2.83
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA/Aa2		AA-/Aa3		AA-/Aa2
Embedded book yield (before investment expenses)	2.89%		2.78%		2.64%		2.50%		2.32%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

Investable assets in ‘other’ segment:
Cash	$63,529	$64,684	$45,644	$54,053	$54,503
Investments accounted for using the fair value option	2,312,002	2,424,009	2,385,317	2,331,394	2,426,066
Fixed maturities available for sale, at fair value	393,351	305,388	279,177	203,176	—
Equity securities, at fair value	32,206	46,581	63,009	—	—
Securities sold but not yet purchased	(7,790)	(9,065)	(24,529)	(63,110)	(34,375)
Securities transactions entered into but not settled at the balance sheet date	(35,635)	(99,537)	(100,777)	(32,218)	(6,127)
Total investable assets included in ‘other’ segment	$2,757,663	$2,732,060	$2,647,841	$2,493,295	$2,440,067

(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Composition of net investment income (1):
Fixed maturities	$108,791	$103,252	$98,968	$92,438	$85,855	$403,449	$336,894
Equity securities (dividends)	2,242	3,426	4,232	2,750	2,551	12,650	12,703
Short-term investments	5,211	4,417	4,225	3,949	3,719	17,802	9,343
Other (2)	14,445	18,030	19,242	19,229	22,019	70,946	79,789
Gross investment income	130,689	129,125	126,667	118,366	114,144	504,847	438,729
Investment expenses	(15,063)	(14,797)	(18,906)	(18,123)	(14,531)	(66,889)	(56,657)
Net investment income	$115,626	$114,328	$107,761	$100,243	$99,613	$437,958	$382,072
Per share	$0.28	$0.28	$0.26	$0.24	$0.24	$1.06	$0.91

Investment income yield, at amortized cost (1) (3):
Pre-tax	2.49%	2.45%	2.32%	2.13%	2.08%	2.36%	2.06%
After-tax	2.21%	2.22%	2.12%	1.94%	1.89%	2.14%	1.83%

Total return (1) (4):
Including effects of foreign exchange	0.51%	0.31%	(0.19)%	(0.32)%	0.79%	0.33%	5.87%
Excluding effects of foreign exchange	0.83%	0.37%	0.33%	(0.40)%	0.71%	1.13%	4.98%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Amounts include dividends and other distributions on investment funds, term loan investments funds held balances, cash balances and other.

(3)
Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.

(4)
Includes net investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains or losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At December 31, 2018
Corporates	$5,735,526	$14,457	$(104,223)	$(89,766)	$5,825,292	98.5%	38.5%
U.S. government and government agencies	3,601,269	26,517	(8,347)	18,170	3,583,099	100.5%	24.2%
Municipal bonds	1,012,308	5,366	(11,891)	(6,525)	1,018,833	99.4%	6.8%
Non-U.S. government securities	1,713,891	13,807	(48,089)	(34,282)	1,748,173	98.0%	11.5%
Asset-backed securities	1,553,703	7,988	(13,447)	(5,459)	1,559,162	99.6%	10.4%
Commercial mortgage-backed securities	729,442	2,650	(10,751)	(8,101)	737,543	98.9%	4.9%
Residential mortgage-backed securities	535,763	3,974	(3,134)	840	534,923	100.2%	3.6%
Total	$14,881,902	$74,759	$(199,882)	$(125,123)	$15,007,025	99.2%	100.0%

At December 31, 2017
Corporates	$4,787,272	$30,943	$(32,340)	$(1,397)	$4,788,669	100.0%	32.4%
U.S. government and government agencies	3,484,257	2,188	(28,769)	(26,581)	3,510,838	99.2%	23.5%
Municipal bonds	2,158,840	20,285	(12,308)	7,977	2,150,863	100.4%	14.6%
Non-U.S. government securities	1,704,337	48,764	(17,321)	31,443	1,672,894	101.9%	11.5%
Asset-backed securities	1,788,766	5,147	(8,614)	(3,467)	1,792,233	99.8%	12.1%
Commercial mortgage-backed securities	545,817	2,131	(4,268)	(2,137)	547,954	99.6%	3.7%
Residential mortgage-backed securities	328,924	1,640	(2,561)	(921)	329,845	99.7%	2.2%
Total	$14,798,213	$111,098	$(106,181)	$4,917	$14,793,296	100.0%	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2018		2018		2018		2018		2017
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$4,194,676	28.2%	$3,672,429	25.0%	$3,196,856	22.1%	$3,280,853	21.9%	$3,771,835	25.5%
AAA	3,551,039	23.9%	3,691,522	25.2%	3,897,441	27.0%	4,076,660	27.3%	4,080,808	27.6%
AA	2,129,336	14.3%	2,047,332	14.0%	2,139,794	14.8%	2,211,254	14.8%	2,440,864	16.5%
A	3,069,656	20.6%	3,163,536	21.6%	3,114,115	21.6%	3,079,753	20.6%	2,470,936	16.7%
BBB	1,251,205	8.4%	1,317,999	9.0%	1,373,644	9.5%	1,426,818	9.5%	1,157,136	7.8%
BB	275,201	1.8%	288,178	2.0%	240,114	1.7%	312,169	2.1%	313,286	2.1%
B	183,614	1.2%	219,667	1.5%	185,066	1.3%	249,346	1.7%	254,011	1.7%
Lower than B	61,271	0.4%	61,001	0.4%	64,858	0.4%	71,922	0.5%	77,543	0.5%
Not rated	165,904	1.1%	204,601	1.4%	231,103	1.6%	244,672	1.6%	231,794	1.6%
Total fixed maturities, at fair value	$14,881,902	100.0%	$14,666,265	100.0%	$14,442,991	100.0%	$14,953,447	100.0%	$14,798,213	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$328,296	2.2%	$374,027	2.6%	$387,178	2.7%	$615,987	4.1%	$585,093	4.0%
Due after one year through five years	8,553,446	57.5%	8,287,813	56.5%	8,131,505	56.3%	8,089,071	54.1%	7,695,940	52.0%
Due after five years through ten years	2,937,729	19.7%	2,929,793	20.0%	2,737,358	19.0%	2,888,717	19.3%	3,455,653	23.4%
Due after 10 years	243,523	1.6%	307,655	2.1%	276,245	1.9%	326,547	2.2%	398,020	2.7%
	12,062,994	81.1%	11,899,288	81.1%	11,532,286	79.8%	11,920,322	79.7%	12,134,706	82.0%
Mortgage-backed securities	535,763	3.6%	477,547	3.3%	498,759	3.5%	351,059	2.3%	328,924	2.2%
Commercial mortgage-backed securities	729,442	4.9%	682,516	4.7%	590,198	4.1%	561,543	3.8%	545,817	3.7%
Asset-backed securities	1,553,703	10.4%	1,606,914	11.0%	1,821,748	12.6%	2,120,523	14.2%	1,788,766	12.1%
Total fixed maturities, at fair value	$14,881,902	100.0%	$14,666,265	100.0%	$14,442,991	100.0%	$14,953,447	100.0%	$14,798,213	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector (1):

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2018		2018		2018		2018		2017
Sector:
Industrials	$3,125,524	54.5%	$3,137,412	53.6%	$2,979,178	51.8%	$2,958,018	51.8%	$2,491,090	52.0%
Financials	2,269,651	39.6%	2,312,600	39.5%	2,373,628	41.3%	2,299,239	40.3%	1,831,017	38.2%
Utilities	228,676	4.0%	274,062	4.7%	238,343	4.1%	227,110	4.0%	234,172	4.9%
Covered bonds	21,301	0.4%	24,662	0.4%	44,267	0.8%	87,513	1.5%	98,752	2.1%
All other (2)	90,374	1.6%	104,376	1.8%	115,616	2.0%	133,277	2.3%	132,241	2.8%
Total fixed maturities, at fair value	$5,735,526	100.0%	$5,853,112	100.0%	$5,751,032	100.0%	$5,705,157	100.0%	$4,787,272	100.0%

Credit quality distribution (3):
AAA	$166,052	2.9%	$194,408	3.3%	$216,636	3.8%	$283,752	5.0%	$329,573	6.9%
AA	1,248,479	21.8%	1,197,710	20.5%	1,170,565	20.4%	1,125,628	19.7%	1,107,946	23.1%
A	2,685,973	46.8%	2,696,128	46.1%	2,609,642	45.4%	2,508,184	44.0%	1,904,528	39.8%
BBB	1,101,579	19.2%	1,163,210	19.9%	1,203,104	20.9%	1,168,268	20.5%	877,962	18.3%
BB	253,253	4.4%	257,785	4.4%	203,978	3.5%	239,291	4.2%	237,227	5.0%
B	167,205	2.9%	200,116	3.4%	156,646	2.7%	170,393	3.0%	165,846	3.5%
Lower than B	26,645	0.5%	22,578	0.4%	22,152	0.4%	26,948	0.5%	30,376	0.6%
Not rated	86,340	1.5%	121,177	2.1%	168,309	2.9%	182,693	3.2%	133,814	2.8%
Total fixed maturities, at fair value	$5,735,526	100.0%	$5,853,112	100.0%	$5,751,032	100.0%	$5,705,157	100.0%	$4,787,272	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at December 31, 2018 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
JPMorgan Chase & Co.	$203,200	3.5%	1.0%	A-/A1
Bank of America Corporation	190,088	3.3%	1.0%	A-/A3
Wells Fargo & Company	171,886	3.0%	0.9%	A/Aa3
Apple Inc.	164,486	2.9%	0.8%	AA+/Aa1
Citigroup Inc.	152,321	2.7%	0.8%	A/A2
Nestle S.A.	114,889	2.0%	0.6%	AA-/Aa2
Daimler AG	108,692	1.9%	0.6%	A/A2
Morgan Stanley	102,420	1.8%	0.5%	BBB+/A3
The Goldman Sachs Group, Inc.	94,379	1.6%	0.5%	BBB+/A3
Deere & Company	91,792	1.6%	0.5%	A/A2
Total	$1,394,153	24.3%	7.1%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities and Eurozone Investments

The following table provides the composition of the Company’s structured securities at December 31, 2018 (1):

(U.S. Dollars in thousands)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential mortgage-backed securities	$488,862	$13,313	$1,830	$89	$178	$31,491	$535,763
Commercial mortgage-backed securities	104,547	563,541	7,264	11,113	20,947	22,030	729,442
Asset-backed securities	—	1,251,517	26,108	145,066	62,459	68,553	1,553,703
Total	$593,409	$1,828,371	$35,202	$156,268	$83,584	$122,074	$2,818,908

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

The fair value of the Company’s Eurozone investments are as follows at December 31, 2018 (1):

(U.S. Dollars in thousands)		Financial	Other	Bank	Equities
	Sovereign (3)	Corporates	Corporates	Loans	and Other	Total
Country (2):
Germany	$338,409	$2,160	$959	$37,129	$8,705	$387,362
Netherlands	77,088	56,381	86,927	17,154	6,266	243,816
France	—	5,043	28,037	14,012	17,430	64,522
Luxembourg	—	9,591	1,267	12,555	—	23,413
Spain	—	196	1,128	—	8,144	9,468
Ireland	—	3,267	1,460	—	1,482	6,209
Finland	—	4,349	—	1,821	—	6,170
Italy	—	—	—	769	979	1,748
Austria	—	—	—	1,122	—	1,122
Portugal	—	—	—	—	897	897
Greece	74	—	—	—	496	570
Total	$415,571	$80,987	$119,778	$84,562	$44,399	$745,297

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any other Eurozone investments at December 31, 2018.

(3)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, Transaction costs and other and loss on redemption of preferred shares in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions and Watford Re’s non-recurring listing expenses. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance. The loss on redemption of preferred shares related to the redemption of the Company's Series C preferred shares in September 2017 and January 2018 and had no impact on shareholders' equity or cash flows. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares from the calculation of after-tax operating income or loss available to Arch common shareholders. In addition, for the 2017 fourth quarter and year ended December 31, 2017, income tax expense included $21.5 million charge due to the revaluation of the Company’s net deferred tax asset resulting from the reduction in the U.S. corporate income tax rate from 35% to 21% effective January 1, 2018. Due to the non-recurring nature of this item, the Company excluded it from after-tax operating income available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
In addition, the Company’s presentation includes the use of information prepared on a ‘core’ basis, which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). Information provided on a ‘core’ basis are non-GAAP financial measures as defined in Regulation G. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s outstanding common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. In addition, the Company does not guarantee or provide credit support for Watford Re. Because Watford Re is an independent company, the assets of Watford Re can be used only to settle obligations of Watford Re and Watford Re is solely responsible for its own liabilities and commitments. The Company’s financial exposure to Watford Re is limited to its investment in Watford Re’s common and preferred shares and counterparty credit risk (mitigated by collateral) arising from the reinsurance transactions. The Company believes that presenting information on a ‘core’ basis enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate (non-underwriting) segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis, in accordance with Regulation G, is shown on pages 10 to 13.
The Company’s segment information includes the use of a combined ratio excluding catastrophic activity (if applicable for the segment) and prior year development. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratio excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the core underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders on the capital held in its business, and compares the return generated by the Company’s investment portfolio against benchmark returns which it measures portfolio returns against during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s approximate 11% ownership of Watford Re’s outstanding common equity:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Net income available to Arch common shareholders	$126,091	$217,006	$233,243	$137,276	$203,535	$713,616	$566,502
Net realized (gains) losses	77,037	47,528	61,426	111,764	(36,906)	297,755	(148,836)
Net impairment losses recognized in earnings	1,705	492	470	162	1,723	2,829	7,138
Equity in net (income) loss of investment funds accounted for using the equity method	6,882	(15,982)	(8,472)	(28,069)	(30,402)	(45,641)	(142,286)
Net foreign exchange (gains) losses	(20,869)	(7,539)	(47,038)	15,556	27,994	(59,890)	113,613
Transaction costs and other	3,548	1,091	6,908	830	901	12,377	22,150
Loss on redemption of preferred shares	—	—	—	2,710	—	2,710	6,735
Income tax expense (benefit) (1)	(5,223)	(316)	(3,941)	(5,086)	20,559	(14,566)	22,139
After-tax operating income available to Arch common shareholders	$189,171	$242,280	$242,596	$235,143	$187,404	$909,190	$447,155

Diluted per common share results:
Net income available to Arch common shareholders	$0.31	$0.53	$0.56	$0.33	$0.49	$1.73	$1.36
Net realized (gains) losses	0.18	0.12	0.15	0.26	(0.09)	0.72	(0.36)
Net impairment losses recognized in earnings	0.00	0.00	0.00	0.00	0.00	0.01	0.02
Equity in net (income) loss of investment funds accounted for using the equity method	0.02	(0.04)	(0.02)	(0.07)	(0.07)	(0.11)	(0.34)
Net foreign exchange (gains) losses	(0.05)	(0.02)	(0.11)	0.04	0.07	(0.15)	0.27
Transaction costs and other	0.01	0.00	0.02	0.00	0.00	0.03	0.05
Loss on redemption of preferred shares	0.00	0.00	0.00	0.01	0.00	0.01	0.02
Income tax expense (benefit) (1)	(0.01)	0.00	(0.01)	(0.01)	0.05	(0.04)	0.05
After-tax operating income available to Arch common shareholders	$0.46	$0.59	$0.59	$0.56	$0.45	$2.20	$1.07

Weighted average common shares and common share equivalents outstanding - diluted	410,112,097	411,721,214	413,111,205	417,893,802	418,735,890	412,906,478	417,785,025

Beginning common shareholders’ equity	$8,575,148	$8,383,755	$8,370,372	$8,324,047	$8,138,589	$8,324,047	$7,481,163
Ending common shareholders’ equity	8,659,827	8,575,148	8,383,755	8,370,372	8,324,047	8,659,827	8,324,047
Average common shareholders’ equity	$8,617,488	$8,479,452	$8,377,064	$8,347,210	$8,231,318	$8,491,937	$7,902,605

Annualized return on average common equity	5.9%	10.2%	11.1%	6.6%	9.9%	8.4%	7.2%
Annualized operating return on average common equity	8.8%	11.4%	11.6%	11.3%	9.1%	10.7%	5.7%

(1)
Income tax expense on net realized gains or losses, net impairment losses recognized in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

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Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Arch Operating Income Components (1):
Income before income taxes	$182,007	$258,686	$266,283	$170,928	$273,611	$877,904	$747,804
Net realized (gains) losses	66,015	47,010	59,545	111,859	(38,136)	284,429	(148,798)
Net impairment losses recognized in earnings	1,705	492	470	162	1,723	2,829	7,138
Equity in net (income) loss of investment funds accounted for using the equity method	6,882	(15,982)	(8,472)	(28,069)	(30,402)	(45,641)	(142,286)
Net foreign exchange (gains) losses	(20,409)	(7,130)	(46,211)	15,039	27,894	(58,711)	113,345
Transaction costs and other	2,557	1,091	6,908	830	901	11,386	22,150
Pre-tax operating income	238,757	284,167	278,523	270,749	235,591	1,072,196	599,353
Arch share of ‘other’ segment operating income (loss) (2)	1,053	2,187	2,062	1,831	(829)	7,133	(747)
Pre-tax operating income available to Arch (b)	239,810	286,354	280,585	272,580	234,762	1,079,329	598,606
Income tax expense (a)	(40,236)	(33,672)	(27,586)	(27,000)	(36,253)	(128,494)	(105,410)
After-tax operating income available to Arch	199,574	252,682	252,999	245,580	198,509	950,835	493,196
Preferred dividends	(10,403)	(10,402)	(10,403)	(10,437)	(11,105)	(41,645)	(46,041)
After-tax operating income available to Arch common shareholders	$189,171	$242,280	$242,596	$235,143	$187,404	$909,190	$447,155

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	16.8%	11.8%	9.8%	9.9%	15.4%	11.9%	17.6%

(1)
Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income (loss) is as follows:

(U.S. Dollars in thousands)	Three Months Ended					Years Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
Balances in ‘other’ segment:
Underwriting income (loss)	$(22,031)	$(209)	$(318)	$(560)	$(23,901)	$(23,118)	$(63,394)
Net investment income	41,591	29,696	27,907	26,481	25,802	125,675	88,800
Interest expense	(5,386)	(5,064)	(4,286)	(4,729)	(4,836)	(19,465)	(13,839)
Preferred dividends	(4,588)	(4,599)	(4,585)	(4,585)	(4,588)	(18,357)	(18,344)
Pre-tax operating income (loss) available to common shareholders	9,586	19,824	18,718	16,607	(7,523)	64,735	(6,777)
Arch ownership	11%	11%	11%	11%	11%	11%	11%
Arch share of ‘Other’ segment operating income (loss) (3)	$1,053	$2,187	$2,062	$1,831	$(829)	$7,133	$(747)
(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
Debt:
Arch Capital senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000
Arch-U.S. senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (3)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (3)	450,000	450,000	450,000	450,000	450,000
Deferred debt costs on senior notes	(16,472)	(16,636)	(16,789)	(16,957)	(17,116)
Revolving credit agreement borrowings, due October 26, 2021 (variable)	—	125,000	125,000	375,000	375,000
Total debt	$1,733,528	$1,858,364	$1,858,211	$2,108,043	$2,107,884

Shareholders’ equity available to Arch:
Series C non-cumulative preferred shares (6.75%)	$—	$—	$—	$—	$92,555
Series E non-cumulative preferred shares (5.25%)	450,000	450,000	450,000	450,000	450,000
Series F non-cumulative preferred shares (5.45%)	330,000	330,000	330,000	330,000	330,000
Common shareholders’ equity (a)	8,659,827	8,575,148	8,383,755	8,370,372	8,324,047
Total shareholders’ equity available to Arch	$9,439,827	$9,355,148	$9,163,755	$9,150,372	$9,196,602

Total capital available to Arch	$11,173,355	$11,213,512	$11,021,966	$11,258,415	$11,304,486

Common shares outstanding, net of treasury shares (b)	402,454,834	405,524,360	405,436,637	410,047,266	409,956,417

Book value per common share (4) (a)/(b)	$21.52	$21.15	$20.68	$20.41	$20.30

Leverage ratios:
Senior notes/total capital available to Arch	15.5%	15.5%	15.7%	15.4%	15.3%
Revolving credit agreement borrowings/total capital available to Arch	—%	1.1%	1.1%	3.3%	3.3%
Debt/total capital available to Arch	15.5%	16.6%	16.9%	18.7%	18.6%
Preferred/total capital available to Arch	7.0%	7.0%	7.1%	6.9%	7.7%
Debt and preferred/total capital available to Arch	22.5%	23.5%	23.9%	25.7%	26.4%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.), a wholly owned subsidiary of Arch Capital, and fully and unconditionally guaranteed by Arch Capital.

(3)	Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch Capital.

(4)	Excludes the effects of stock options and restricted stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended					Cumulative
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018
Effect of share repurchases:
Aggregate cost of shares repurchased	$98,233	$10,954	$170,276	$3,299	$—	$3,965,423
Shares repurchased	3,623,534	413,671	6,404,430	118,215	—	386,231,382
Average price per share repurchased	$27.11	$26.48	$26.59	$27.91	$—	$10.27

Remaining share repurchase authorization (1)						$163,739

(1)	Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2019.

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